Exhibit 10.49

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of March 6, 2012, is by and among The Dolan Company, a Delaware corporation (“Dolan”), as a Borrower and as the Borrowers’ Agent, the Subsidiaries of Dolan from time to time party to the Credit Agreement defined below (together with Dolan, the “Borrowers”), the Lenders from time to time party to the Credit Agreement, and U.S. Bank National Association, a national banking association (“USBNA”), as LC Issuer, Swing Line Lender and Administrative Agent.

RECITALS

A. The Borrowers’ Agent, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 6, 2010, as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2011 (as further amended, supplemented or modified from time to time, the “Credit Agreement”).

B. The Borrowers’ Agent has requested an increase in the Aggregate Revolving Commitment pursuant to Section 2.24 of the Credit Agreement and certain other amendments.

C. The Lenders are willing to increase the Aggregate Revolving Commitment and amend certain other provisions of the Credit Agreement on and subject to the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2. Amendment. Subject only to the terms of Section 3, the Credit Agreement is hereby amended as follows:

2.1. Amended Definitions. The definitions of “Acquisition Triggering Event,” “Aggregate Revolving Commitment” and “Minimum Adjusted EBITDA” set forth in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

“Acquisition Triggering Event”: With respect to any Permitted Acquisition, any payment (including any earnout payment) of cash consideration made on, or during the period ending on the last day of the fourth quarter (including any partial quarter) following, the closing of such Permitted Acquisition, if (a) such payment is equal to or greater than $15,000,000, or, with respect to the ACT Acquisition only, such payment together with all other payments of cash consideration with respect to the ACT Acquisition made during such period or on the closing thereof, is equal to or greater than $15,000,000, and (b) the pro forma adjusted Total Cash Flow Leverage Ratio, after giving effect to such Permitted Acquisition and payment, is between 2.75 to 1.00 and 3.25 to 1.00.

“Aggregate Revolving Commitment”: The aggregate of the Revolving Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof. As of the date of the Second Amendment, the Aggregate Revolving Commitment is $165,000,000.

“Minimum Adjusted EBITDA”: (a) For the periods of determination ending March 31, 2012 and June 30, 2012, $23,000,000, (b) for the period of determination ending September 30, 2012, $27,500,000, and (c) for any period of determination thereafter, an amount equal to the sum of (i) $27,500,000 plus (ii) the product of (A) the aggregate amount by which the Aggregate Commitment has been increased pursuant to Section 2.24 since the Closing Date less the aggregate amount by which the Aggregate Commitment has been reduced pursuant to Section 2.6 since the Closing Date, if any, times (B) 0.166667; provided that in no event shall the Minimum Adjusted EBITDA from and after the period of determination ending December 31, 2012 be less than $27,500,000 or greater than $35,000,000.

2.2. New Definition. The following new definitions are added to Section 1.1 of the Credit Agreement in the proper alphabetical order:

“ACT Acquisition”: The Acquisition by DiscoverReady of all or substantially all of the assets of ACT Litigation Services, Inc., as contemplated in that certain Consent dated as of July 22, 2011 by and between Dolan, DiscoverReady and the Lenders.

“Second Amendment”: The Second Amendment to Third Amended and Restated Credit Agreement dated as of March 6, 2012 by and between the Borrowers, the Lenders from time to time party to the Credit Agreement, and the Administrative Agent.

2.3. Total Cash Flow Leverage Ratio. Section 6.26 of the Credit Agreement is hereby amended in its entirety to read as follows:

6.26 Total Cash Flow Leverage Ratio. The Borrowers and their Subsidiaries will not permit the Total Cash Flow Leverage Ratio, as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be equal to or more than 3.00 to 1.00; provided, that if an Acquisition Triggering Event has occurred, the Total Cash Flow Leverage Ratio, as of the last day of each fiscal quarter following the Acquisition Triggering Event through the period ending on the last day of the fourth quarter (including any partial quarter) following the date of the closing of the Permitted Acquisition to which the Acquisition Triggering Event relates, shall not be greater than 3.50 to 1.00.

2.4. Commitments. Schedule 1 of the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 1 attached hereto.

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment, including the Increased Commitment Amount, is subject to fulfillment of the following conditions precedent:

3.1. The Borrowers and the Required Lenders have executed and delivered this Amendment.

3.2. The Borrowers shall have executed and delivered an amended and restated Note to each Lender increasing its Revolving Commitment, reflecting the amount of such Lender’s Revolving Commitment after giving effect to the Increased Commitment Amount.

3.3. A certificate of the Secretary or Assistant Secretary (or other appropriate officer) of each Borrower dated as of the date hereof and certifying as to the following:

(a) a true and accurate copy of the resolutions or unanimous written consent of the Borrower authorizing the Increased Commitment Amount and the execution, delivery, and performance of this Amendment and the amended and restated Notes;

(b) there have been no changes in the incumbency, names, titles, and signatures of the officers of such Person authorized to execute the Loan Documents (including this Amendment and the amended and restated Notes) to which the Borrower is a party and, as to the Borrowers’ Agent, to request Loans and the issuance of Letters of Credit, since the incumbencies were last certified to the Lenders, or specifying any changes; and

(c) there has been no amendment to the articles of incorporation, certificate of formation, certificate of partnership or other equivalent documents of such Borrower since true and accurate copies of the same were last delivered to the Lenders, or specifying any changes.

3.4. The Administrative Agent shall have received certificates of current status or good standing for each Borrower in its respective jurisdiction of organization, as of a recent date.

3.5. The Administrative Agent shall have received a certificate of even date herewith of an Authorized Officer of the Borrowers certifying as to the matters set forth in Section 4.2(a) and (b) of the Credit Agreement and that the representations and warranties set forth in Section 5 hereof are true and correct.

3.6. The Agent shall have received certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

3.7. All corporate and legal proceedings relating to the Borrowers and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in scope, form and substance to the Administrative Agent, such documents where appropriate to be certified by proper corporate or governmental authorities.

3.8. The Administrative Agent shall have received from Dolan any amendment fees and upfront fees due to the undersigned Lenders, along with all other fees and expenses due and owing in connection with this Amendment. The fees described in this Section 3.8 shall be nonrefundable and fully earned when paid.

Section 4. Increased Commitment Amount. The Administrative Agent, the Borrower’s Agent and the Lenders agree that (a) this Amendment shall be deemed to satisfy the requirement in Section 2.24 of the Agreement that the Administrative Agent deliver to the Borrowers’ Agent and each Lender a notice setting forth the revised Aggregate Revolving Commitment and (b) the Increase Effective Date shall be the date of this Amendment, subject to satisfaction of the terms of Section 3.

Section 5. Representations, Warranties, Authority, No Adverse Claim.

5.1. Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to the Increased Commitment Amount and this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that has not been waived by the Lenders.

5.2. Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment (the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s constituent documents or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lenders.

5.3. No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

Section 6. Limited Purpose Amendment. Notwithstanding anything contained herein, the Amendment (a) is a limited amendment, (b) is effective only with respect to the specific instance and the specific purpose for which it is given, (c) shall not be effective for any other purpose, and (d) does not constitute the basis for a waiver and, except as expressly set forth in Section 2 and subject to Section 3, does not constitute an amendment of any of the provisions of the Credit Agreement. Except as expressly provided in Section 2 and subject to Section 3, (i) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (ii) nothing in this Amendment shall constitute a waiver by the Lenders of any Default or Event of Default, or of any right, power or remedy available to the Lenders under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

Section 7. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Lenders that the Obligations (including the Increased Commitment Amount) are and continue to be secured by the security interest granted by the Borrowers in favor of the Lenders under the Collateral Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

Section 8. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 9. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 10. Successors. The Amendment Documents shall be binding upon the Borrowers and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lenders and the successors and assigns of the Lenders.

Section 11. Legal Expenses. As provided in Section 9.6 of the Credit Agreement, the Borrowers agree to pay or reimburse the Administrative Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Administrative Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Administrative Agent in certain matters) and/or the allocated costs of in-house counsel.

Section 12. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 13. Counterparts. This Amendment and any other Amendment Document may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment or any other Amendment Document may execute any such agreement by executing a counterpart of such agreement. Signature pages delivered by facsimile or other electronic transmission (including by email in .pdf format) shall be considered original signatures hereto, all of which shall be equally valid.

Section 14. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

[The next page is the signature page.]

IN WITNESS WHEREOF, parties hereto have executed this Amendment as of the date first above written.

THE DOLAN COMPANY

By:	/s/ VICKI J. DUNCOMB
Name: Vicki J. Duncomb
Title: Chief Financial Officer

DOLAN MEDIA HOLDING COMPANY
COUNSEL PRESS, LLC
DAILY JOURNAL OF COMMERCE, INC.
DAILY REPORTER PUBLISHING COMPANY
DOLAN APC LLC
DOLAN DLN LLC
DOLAN PUBLISHING COMPANY
DOLAN PUBLISHING FINANCE COMPANY
NOPG, L.L.C.

By:	/s/ SCOTT J. POLLEI
Name: Scott J. Pollei
Title: Vice President, CFO and Treasurer

DISCOVERREADY LLC

By:	/s/ SCOTT J. POLLEI
Name: Scott J. Pollei
Title: Vice President, Secretary and Treasurer

AMERICAN PROCESSING COMPANY, LLC By: Dolan APC LLC, its Managing Member

By:	/s/ SCOTT J. POLLEI
Name: Scott J. Pollei
Title: Vice President, CFO and Treasurer

[Signature Page 1 to Second Amendment]

THE DAILY RECORD COMPANY, LLC
IDAHO BUSINESS REVIEW, LLC
THE JOURNAL RECORD PUBLISHING CO., LLC
LAWYER’S WEEKLY, LLC
LONG ISLAND BUSINESS NEWS, LLC
MISSOURI LAWYERS MEDIA, LLC
NEW ORLEANS PUBLISHING GROUP, L.L.C.
DATASTREAM CONTENT SOLUTIONS, LLC
LEGISLATIVE INFORMATION SERVICES OF AMERICA, LLC
FINANCE AND COMMERCE, INC.

By:	/s/ SCOTT J. POLLEI
Name: Scott J. Pollei
Title: Vice President

ARIZONA NEWS SERVICE, LLC
FEDERAL NEWS SERVICE LLC
NATIONAL DEFAULT EXCHANGE GP, LLC
NATIONAL DEFAULT EXCHANGE HOLDINGS, LP
NATIONAL DEFAULT EXCHANGE, LP
NATIONAL DEFAULT EXCHANGE MANAGEMENT, INC.
NDEX TECHNOLOGIES, LLC
NDEX TITLE SERVICES, L.L.C.
NDEX WEST, LLC
THP / NDEX AIV CORP.
THP / NDEX AIV, L.P.

By:	/s/ SCOTT J. POLLEI
Name: Scott J. Pollei
Title: Vice President and Secretary

[Signature Page 2 to Second Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender, as LC Issuer and as Administrative Agent

By:	/S/ BRADLEY R. SPRANG
Name: Bradley R. Sprang
Title: Vice President

[Signature Page 3 to Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and Syndication Agent

By:	S/ KURT VON STEINBERGS
Name: Kurt von Steinbergs
Title: Vice President

[Signature Page 4 to Second Amendment]

BANK OF THE WEST, as a Lender

By:	/s/ PHILIP P. KRUMP
Name: Philip P. Krump
Title: Vice President

[Signature Page 5 to Second Amendment]

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ NICHOLAS G. MYERS
Name: Nicholas G. Myers
Title: Vice President

[Signature Page 6 to Second Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ A. QUINN RICHARDSON
Name:A. Quinn Richardson
Title: Senior Vice President

[Signature Page 7 to Second Amendment]

COMERICA BANK, as a Lender

By:	/s/ TIMOTHY H. O’ROURKE
Name:Timothy H. O’Rourke
Title: Vice President

[Signature Page 8 to Second Amendment]